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                                 EXHIBIT 10.47
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                               SUBORDINATION OF
                       RIGHT OF FIRST REFUSAL AGREEMENT
                             (Red Boiling Springs)

      THIS SUBORDINATION OF RIGHT OF FIRST REFUSAL AGREEMENT (this "Agreement") is made and entered into as of the 1st day of August, 1993, by and between INTERNATIONAL HEALTH CARE PROPERTIES VII & VIII, L.P., a Georgia limited partnership ("IHCP"), and WELCARE INTERNATIONAL MANAGEMENT CORPORATION, a Georgia corporation ("WelCare").

                             W I T N E S S E T H:

      WHEREAS, IHCP purchased certain real property and personal property comprising a nursing home facility known as Heritage Manor of Red Boiling Springs (the "Facility");

      WHEREAS, IHCP engaged WelCare to manage the Facility pursuant to a Management Agreement between IHCP and WelCare (the "Management Agreement");

      WHEREAS, IHCP and WelCare provided for WelCare to have the right of first refusal to purchase the Facility, subject to the terms and conditions set forth in a Right of First Refusal Agreement between IHCP and WelCare (the "Right of First Refusal Agreement"); and

      WHEREAS, IHCP and WelCare desire to provide for WelCare to subordinate its right of first refusal to purchase the Facility, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, for and in consideration of TEN AND NO/100 DOLLARS ($10.00) cash in hand and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IHCP and WelCare hereby agree as follows:

      1. Definitions. Except as defined in this Agreement, capitalized terms shall have the meanings ascribed to such terms in the Right of First Refusal Agreement.

      2. Subordination of Right of First Refusal.

            2.1 Approved Sale. IHCP shall have the right to sell, transfer, convey or otherwise dispose of the real property and the personal property comprising the Facility, including without limitation the real property on which the Facility is located, and all other real, personal and intangible property located at the Facility or used in the business operated on the Facility (collectively, the "Property"), or any part thereof, without first offering the same to WelCare in accordance with the terms and provisions of the Right of First Refusal Agreement only if IHCP (i) sells, transfers, conveys or otherwise disposes of the Property


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to Jere M. Ervin ("Ervin") and Seiji Suzuki ("Suzuki"), an entity of which Ervin and Suzuki are the sole shareholders or an entity of which Linda Ervin and Sandra Suzuki are the sole shareholders (collectively, the "Purchaser"), and
(ii) complies with the provisions of Sections 2.2 and 2.3 below (the "Approved Sale").

            2.2 Release From Liabilities. In the event that IHCP determines to sell, transfer, convey or otherwise dispose of the Property pursuant to the Approved Sale, IHCP agrees that WelCare and its affiliates will be released from all liability for any indebtedness with respect to the Property (the "Indebtedness"). IHCP and the Purchaser shall jointly and severally indemnify and hold harmless WelCare and its affiliates, to the fullest extent permitted by law, from all losses, damages, expenses, liabilities, charges, costs, claims, demands, and fees (including, without limitation, amounts paid in satisfaction of judgments, as fines or penalties, attorneys' fees and costs of litigation) sustained or incurred WelCare or its affiliates in connection with the Indebtedness.

            2.3 Management and Right of First Refusal Agreements. At the closing of the Approved Sale, the Purchaser shall deliver to WelCare a properly executed and acknowledged management agreement and right of first refusal agreement with respect to the Property, containing like terms and provisions as the Management Agreement and the Right of First Refusal Agreement.

      3. Binding; Assignability. This Agreement shall constitute a covenant running with the land, and the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of IHCP, WelCare and their respective successors and assigns; provided, however, that WelCare may not assign this Agreement without the prior written consent of IHCP except to a subsidiary or affiliate of WelCare which is controlled by or under common control with WelCare.

      4. Notices. All notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, telecopied (transmission confirmed), or, if mailed (by first class mail with postage prepaid, return receipt requested), when received, addressed or telecopied, as the case may be, to the appropriate address or telecopier number set forth below:

            To WelCare:             7000 Central Parkway
                                    Suite 970
                                    Atlanta, Georgia 30328
                                    Attention: J. Stephen Eaton
                                    Telecopy Number:  (404) 395-9776

            To IHCP and
            the Purchaser:          c/o BNA Corporate Center
                                    404 BNA Drive, Suite 313
                                    Nashville, Tennessee  37217


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                                    Attention: Jere M. Ervin
                                    Telecopy Number:  (615) 399-0604

      Either party may change its address by giving notice to the other party as aforesaid.

      5. Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties hereto, and no prior oral or written, and no contemporaneous oral representations or agreements between the parties with respect to the subject matter of this Agreement shall be of any force and effect. Any additional amendments or modifications to this Agreement shall be of no force or effect unless in writing and signed by both WelCare and IHCP.

      6. Governing Law. This Agreement and all the terms and provisions and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia to the extent allowable (without regard to its rules of conflicts of laws).

      7. Captions and Headings. The captions and headings throughout this Agreement are for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or the scope or intent of this Agreement nor in any way affect this Agreement.

      8. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, and together shall constitute one and the same document.


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      IN WITNESS WHEREOF, the parties hereto have executed, sealed and delivered this Agreement through their duly authorized representatives, as of the date first above written.

"WELCARE":

                                    WELCARE INTERNATIONAL MANAGEMENT
                                    CORPORATION, a Georgia corporation

                                    By: /s/ Alan C. Dahl
                                       -------------------------------------
                                       Alan C. Dahl, Vice President

"IHCP":

                                    INTERNATIONAL HEALTH CARE
                                    PROPERTIES VII & VIII, L.P., a
                                    Georgia limited partnership

                                    By: /s/ Jere M. Ervin
                                       -------------------------------------
                                       Jere M. Ervin,
                                       General Partner

"ERVIN":

                                       /s/ Jere M. Ervin          (SEAL)
                                       -------------------------------------
                                       Jere M. Ervin

"SUZUKI":

                                       /s/ Seigi Suzuki           (SEAL)
                                       -------------------------------------
                                       Seiji Suzuki

                        [ACKNOWLEDGMENTS ON NEXT PAGE]


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STATE OF GEORGIA        ss.
                        ss.
COUNTY OF FULTON        ss.

      The foregoing instrument was acknowledged before me on the 4th day of October, 1993, by Alan C. Dahl, Vice President of WELCARE INTERNATIONAL MANAGEMENT CORPORATION, a Georgia corporation, on behalf of said corporation.

                                           /s/ Janet Mamane
                                       -------------------------------------
                                          Notary Public

                                                        [NOTARY SEAL]

My Commission Expires:

March 25, 1995

STATE OF GEORGIA        ss.
                        ss.
COUNTY OF FULTON        ss.

      The foregoing instrument was acknowledged before me on the 4th day of October, 1993, by Jere M. Ervin, the General Partner of INTERNATIONAL HEALTH CARE PROPERTIES VII & VIII, L.P., a Georgia limited partnership, on behalf of said limited partnership.

                                           /s/ Janet Mamane
                                       -------------------------------------
                                          Notary Public

                                                        [NOTARY SEAL]

My Commission Expires:

March 25, 1995


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                                SCHEDULE 10.47

      CHMC has entered into agreements substantially identical to Exhibit 10.47 as follows:

      1. Subordination of Right of First Refusal Agreement dated August 1, 1993 with International Health Care Properties VII & VIII, L.P. for Clarkston, Washington facility.

      2. Subordination of Right of First Refusal Agreement dated August 1, 1993 with International Health Care Properties IX, L.P. for Roscommon, Michigan facility.

      3. Subordination of Right of First Refusal Agreement dated August 1, 1993 with International Health Care Properties VI, L.P. for Albuquerque, New Mexico facility.


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